Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Saudi National Bank

Address of Joint Filer:	4th Floor Tower B
SNB Regional Building
King Saud Road, P.O. Box 22216

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	December 17, 2021

Designated Filer:	Saudi National Bank

Signature:

Saudi National Bank	Saudi National Bank

/s/ Abdulrahman Al Majed	/s/ Ali Shubbar
Name:	Reem Abdulrahman Al Majed	Name:	Ali Shubbar
Title:	Treasurer – Bahrain Branch	Title:	Head, Treasury Operations & Bahrain Operations

12/23/2021		12/23/2021
Date		Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	SNB Capital Company

Address of Joint Filer:	4th Floor Tower B
SNB Regional Building
King Saud Road, P.O. Box 22216

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	December 17, 2021

Designated Filer:	Saudi National Bank

Signature:

SNB Capital Company

/s/ Wisam Fasihaldin
Name: Wisam Fasihaldin
Title: Chief Finance Officer

12/23/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I L.P.

Address of Joint Filer:	c/o NCB Capital Credit Fund I GP Co.
Walkers Corporate Limited
190 Elgin Ave
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	December 17, 2021

Designated Filer:	Saudi National Bank

Signature:

NCB Capital Credit Fund I L.P.
By: NCB Capital Credit Fund I GP Co., its general partner

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

12/23/2021
Date

Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	NCB Capital Credit Fund I GP Co.

Address of Joint Filer:	Walkers Corporate Limited
190 Elgin Ave
George Town, Grand Cayman KY1-9008

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	TCG BDC II, Inc. (NONE)

Date of Earliest Transaction Required to be Reported (Month/Day/Year):	December 17, 2021

Designated Filer:	Saudi National Bank

Signature:

NCB Capital Credit Fund I GP Co.

/s/ Pankaj Gupta
Name: Pankaj Gupta
Title: Director

12/23/2021
Date